BLACKROCK GLOBAL ALLOCATION FUND, INC.

Supplement dated November 15, 2006 to the
Prospectus dated October 2, 2006

The following changes are made to the Prospectus of BlackRock Global Allocation Fund, Inc. (the “Fund”).

In the section entitled “Your Account — Pricing of Shares — Investor A Shares — Initial Sales Charge Option” beginning on p. 26, the following paragraph is added on p. 27 immediately following the list of Investor A front end sales charge waivers:

The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Code #10810-1006BR-SUP